UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2015 (February 2, 2016)
Date of Report (Date of earliest event reported)

MCORPCX, INC.
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2651
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective concurrent with our listing on the TSX Venture Exchange on February 3, 2016, we adopted an amended and restated stock option plan for our directors, officers, employees and eligible consultants.  The amended and restated stock option plan provides for the grant of options to purchase a number of shares of our common stock equal to a maximum of 10% of the issued and outstanding shares of our common stock from time to time.  A copy of the amended and restated stock option plan is attached hereto as Exhibit 10.1.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

On February 2, 2016, we completed a private placement of 3,660,000 restricted shares of our common stock to nine persons in consideration of $2,775,000 or $0.75 per share.  The private placement was completed in connection with and as a condition of our listing on the TSX Venture Exchange.  The shares were sold in pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that the transactions took place outside of the United States of America with non-US persons. No commissions were paid by the Company in connection with the Offering.  We completed this offering of the Shares pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the Shares was completed in "offshore transactions", as defined in Rule 902(h) of Regulation S.  We did not engage in any "directed selling efforts", as defined in Regulation S, in the United States in connection with the sale of the Shares.  The investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the Shares for the account or benefit of a U.S. person.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 2, 2016 we issued a press release announcing: (1) the foregoing completion of the above private placement; and, (2) the initiation of trading of our common stock on the TSX Venture Exchange.  A copy of our listing application filed with Canadian securities administrators in respect of our listing on the TSX Venture Exchange is attached hereto as Exhibit 99.2.

ITEM 8.01	OTHER.

On February 2, 2016 our shares of common stock began trading on the TSX Venture Exchange under the symbol "MCX".

ITEM 9.01	EXHIBITS.

Exhibit No.	Document Description

10.1	Amended and Restated Stock Option Plan
99.1	Press Release
99.2	TSX Venture Exchange Form 2B Listing Application

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT METRICS, INC.

Date:	February 11, 2016	By:	MICHAEL HINSHAW
		Name:	Michael Hinshaw
		Title:	President